UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                       ----------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 16, 2005
                        ---------------------------------

                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

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          Indiana                         000-21671               35-1887991
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

The National Bank of Indianapolis Corporation 2005 Equity Incentive Plan

         On April 21, 2005, the board of directors of The National Bank of Indianapolis Corporation (the "Corporation") approved The National Bank of Indianapolis Corporation 2005 Equity Incentive Plan (the "2005 Plan"), subject to shareholder approval. On June 16, 2005, at the Annual Meeting of Shareholders of the Corporation, the shareholders of the Corporation approved the 2005 Plan.

         The 2005 Plan authorizes the issuance of up to 333,000 shares of the Corporation's common stock to participants pursuant to the award of shares of restricted stock or the grant of options. The 2005 Plan's effective date will be July 1, 2005 and it will continue in effect until terminated by the Board of Directors; provided, however, no awards of "incentive stock options" may be granted under the 2005 Plan after the ten-year anniversary of its approval by the shareholders. Any awards that are outstanding after the 2005 Plan terminates will remain subject to the terms of the 2005 Plan.

         The 2005 Plan provides that it will be administered by a committee (the "Committee") comprised of three (3) or more members of the board of directors who are both non-employee directors and outside directors, as these terms are used in Rule 16b-3 of the Exchange Act and Section 162(m) of the Internal Revenue Code, respectively. At this time, it is expected that the Compensation Committee of the Board of Directors will function as the Committee under the 2005 Plan. The Committee will designate employees, the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of the awards.

         The 2005 Plan provides for the grant of non-qualified and incentive stock options and awards of shares of restricted stock.

         A maximum of 333,000 shares of the Corporation's stock may be issued to participants or their beneficiaries under the 2005 Plan. The shares of stock with respect to which awards may be made under the 2005 Plan will be:

     o   shares currently authorized but unissued; or
     o shares currently held or acquired by Corporation as treasury shares, including shares purchased in the open market or in private transactions.

         In the event of a corporate transaction involving the stock of Corporation (including, without limitation, any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust awards to preserve the benefits or potential benefits of the awards.


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         Except as otherwise provided by the Committee, awards of non-qualified stock options under the 2005 Plan cannot be transferred, except as designated by the participant by will or by laws of descent and distribution. Awards of incentive stock options and shares of restricted stock cannot be transferred.

         Eligibility

         All employees of the Corporation or its subsidiaries are eligible to become participants in the 2005 Plan. The Committee will determine the specific employees who, in the future, will be granted awards under the 2005 Plan and the type and amount of any such awards.

         Options

         The Committee may grant an incentive stock option or non-qualified stock option to purchase stock at a specified exercise price. The exercise price for an option cannot be less than the fair market value of the stock to which the option relates at the time the option is granted. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to Corporation as consideration for the grant of a replacement option with a lower exercise price, except as approved by our shareholders or as adjusted for corporate transactions described above.

         Options will be exercisable in accordance with the terms established by the Committee. The full purchase price of each share of stock purchased on the exercise of any option will be paid at the time of exercise. Except as otherwise determined by the Committee, the exercise price will be payable in cash, by promissory note (as permitted by law), in shares of stock owned by the optionee (valued at fair market value as of the day of exercise), or a combination thereof. The Committee, in its discretion, may impose such conditions, restriction, and contingencies on stock acquired pursuant to the exercise of an option as it determines to be desirable.

         Restricted Stock

         The following types of restricted awards may be granted, as determined by the Committee:

     o Shares that may be in return for previously performed services, or in return for the participant surrendering other compensation that may be due;
     o Shares that are contingent on the achievement of performance or other objectives during a specified period; and Shares that are subject to a risk of forfeiture or other restrictions that lapse upon the
     o achievement of one or more goals relating to completion of service by the participant, or the achievement of performance or other objectives.

         Restricted stock awards will be subject to such conditions, restrictions and contingencies as the Committee determines.

         Change in Control

         Upon a change in control of the Corporation all outstanding options held by a participant who is employed by, or providing services to, Corporation or its subsidiaries at the time of such change in control, will become fully exercisable and all restricted stock awards will become fully vested (subject to limitations on performance-based awards).

         Amendment and Termination

         The board of directors may, at any time, alter, amend, modify, suspend or discontinue the 2005 Plan, but may not, without the consent of the effected participant or without the approval of the shareholders, make any alteration which would increase the aggregate number of shares subject to an award (except in connection with a corporate transaction involving the stock of the Corporation as described above), decrease the exercise price of a stock option (except in the case of a corporation transaction as described above), permit any member of the Committee to be eligible for an award of an option or restricted stock, withdraw administration of the Plan from the Committee or the Board of Directors, extend the term of the 2005 Plan, extend the date on which an option will lapse, extend the period during which awards of restricted stock will vest, change the manner of determining the exercise price of options, change the class of individuals eligible for awards, or, without the consent of the effected participant, alter or otherwise impair any stock option or award of restricted stock.

Forms of Stock Option Agreements and Restricted Stock Agreements

         On April 21, 2005, the board of directors of the Corporation approved the form of the following agreements under the 2005 Plan:

         o The National Bank of Indianapolis Corporation Restricted Stock Award Agreement, and
         o The National Bank of Indianapolis Corporation Stock Option Award Agreement.

Item 1.02.  Termination of a Material Definitive Agreement.
            ----------------------------------------------

         On April 21, 2005, the board of directors of the Corporation terminated the Amended and Restated 1993 Key Employees' Stock Option Plan and the Amended and Restated 1993 Restricted Stock Plan (collectively, the "1993 Plans") subject to the shareholders of the Corporation approving the 2005 Plan. On June 16, 2005, at the Annual Meeting of Shareholders of the Corporation, the shareholders of the Corporation approved the 2005 Plan. The effective date of the termination of the 1993 Plans will be June 30, 2005. The awards which are outstanding under the 1993 Plans shall remain outstanding following the termination of the 1993 Plans subject to their terms, until they are expired, are forfeited or otherwise lapse or expire.


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Item 9.01.  Financial Statements and Exhibits.
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         (c)      Exhibits

         10.01 The National Bank of Indianapolis Corporation 2005 Equity Incentive Plan

         10.02 The National Bank of Indianapolis Corporation Restricted Stock Award Agreement

         10.03 The National Bank of Indianapolis Corporation Stock Option Award Agreement

         10.04 Amended and Restated 1993 Key Employees' Stock Option Plan (incorporated by reference to Exhibit 10(a) the to the Form 10-K filed by the Corporation on March 29, 2005)

         10.05 Amended and Restated 1993 Restricted Stock Plan (incorporated by reference to Exhibit 10(c) the to the Form 10-K filed by the Corporation on March 29, 2005)


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 22, 2005

                                   THE NATIONAL BANK OF INDIANAPOLIS CORPORATION

                                   By: /s/ Debra L. Ross
                                       -----------------------------------------
                                       Debra L. Ross
                                       Chief Financial Officer













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                                INDEX TO EXHIBITS



   Exhibit No.                          Description
   -----------                          -----------

     10.01 The National Bank of Indianapolis Corporation 2005 Equity Incentive Plan

     10.02 The National Bank of Indianapolis Corporation Restricted Stock Award Agreement

     10.03 The National Bank of Indianapolis Corporation Stock Option Award Agreement

     10.04 Amended and Restated 1993 Key Employees' Stock Option Plan (incorporated by reference to Exhibit 10(a) the to the Form 10-K filed by the Corporation on March 29, 2005)

     10.05 Amended and Restated 1993 Restricted Stock Plan (incorporated by reference to Exhibit 10(c) the to the Form 10-K filed by the Corporation on March 29, 2005)